Exhibit 24

POWER OF ATTORNEY

FOR ANNUAL REPORT ON FORM 10-K

The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place and stead, in my capacity as director or officer of the Company, to execute the Company’s Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company’s fiscal year ended December 31, 2010, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

The undersigned has executed and delivered this Power of Attorney on February 23, 2011.

/S/ CARL J. ASCHINGER, JR.	Director
Signature	Position(s) with the Company

CARL J. ASCHINGER, JR.
Print or Type Name

POWER OF ATTORNEY

FOR ANNUAL REPORT ON FORM 10-K

The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place and stead, in my capacity as director or officer of the Company, to execute the Company’s Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company’s fiscal year ended December 31, 2010, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

The undersigned has executed and delivered this Power of Attorney on February 23, 2011.

/S/ BENJAMIN BRUSSELL	Director
Signature	Position(s) with the Company

BENJAMIN BRUSSELL
Print or Type Name

POWER OF ATTORNEY

FOR ANNUAL REPORT ON FORM 10-K

The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place and stead, in my capacity as director or officer of the Company, to execute the Company’s Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company’s fiscal year ended December 31, 2010, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

The undersigned has executed and delivered this Power of Attorney on February 23, 2011.

/S/ HUGH C. CATHEY	Director
Signature	Position(s) with the Company

HUGH C. CATHEY
Print or Type Name

POWER OF ATTORNEY

FOR ANNUAL REPORT ON FORM 10-K

The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place and stead, in my capacity as director or officer of the Company, to execute the Company’s Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company’s fiscal year ended December 31, 2010, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

The undersigned has executed and delivered this Power of Attorney on February 23, 2011.

/S/ THOMAS M. O’LEARY	Director
Signature	Position(s) with the Company

THOMAS M. O’LEARY
Print or Type Name

POWER OF ATTORNEY

FOR ANNUAL REPORT ON FORM 10-K

The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place and stead, in my capacity as director or officer of the Company, to execute the Company’s Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company’s fiscal year ended December 31, 2010, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

The undersigned has executed and delivered this Power of Attorney on February 23, 2011.

/S/ RALPH V. ROBERTS	Director
Signature	Position(s) with the Company

RALPH V. ROBERTS
Print or Type Name